UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7686

Salomon Brothers Emerging Markets Income Fund II Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
C/o Citigroup Asset Management
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 725-6666

Date of fiscal year end: May 31
Date of reporting period: May 31, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Salomon Brothers Emerging Markets Income Fund II Inc. Annual Report M a y 3 1 , 2 0 0 5

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Letter from the Chairman

Dear Shareholder,

Despite rising interest rates, climbing oil prices, geopolitical concerns and uncertainties surrounding the Presidential election, the U.S. economy continued to expand during the fiscal year. Following a 3.3% gain in the second quarter of 2004, gross domestic product (“GDP”)[i] growth was a robust 4.0% in the third quarter and 3.8% in the fourth quarter. The preliminary estimate for first quarter 2005 GDP was 3.5%, another strong advance. After the end of the Fund’s reporting period, preliminary first quarter 2005 GDP growth was revised up to 3.8%.

Given the overall strength of the economy, the Federal Reserve Board (“Fed”)ii moved to raise interest rates in an attempt to ward off inflation. As expected, the Fed increased its target for the federal funds rateiii by 0.25% to 1.25% on June 30, 2004—the first rate hike in four years. The Fed again raised rates in 0.25% increments during its next seven meetings, bringing the target for the federal funds rate to 3.00%. Following the end of the Fund’s reporting period, at their June meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 3.25%.

R. Jay Gerken, CFA Chairman and Chief Executive Officer

For much of the reporting period, the fixed-income market confounded many investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, remained fairly steady. Although longer-term rates rose in February and March on the back of strong economic data and growing inflationary concerns, longer-term rates again declined in May as economic data turned mixed. Looking at the period as a whole, the overall bond market, as measured by the Lehman Aggregate Bond Index,iv returned 6.82%.

Despite a sharp decline in March and April 2005, the high yield market generated very strong returns during the fiscal year. In general, the high yield market was buoyed by strong fundamentals, low default rates, and increased merger and acquisition activity. The market gave back some of its gains when investors became concerned over the potential for several high profile bond downgrades, including General Motors and Ford Motor Company. However, this wasn’t enough to detract from overall results, as the Citigroup High Yield Market Indexv returned 10.18% for the one-year period.

During the fiscal year, emerging markets debt, as represented by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 19.80%. Improving country fundamentals and strong market technicals outweighed the downward pressure exerted throughout the period by Fed tightening. In addition, continued strength in commodity prices, including metals, agriculture, and oil provided positive support for many emerging market countries.

Please read on for a more detailed look at prevailing economic and market conditions during the period of this report and to learn how those conditions have affected Fund performance.

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Special Shareholder Notice

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, Salomon Brothers Asset Management Inc. (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Manager. Therefore, the Trust’s Board of Directors will be asked to approve a new investment management contract between the Fund and the Manager. If approved by the Board, the new investment management contract will be presented to the shareholders of the Fund for their approval.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Adviser with regard to recent regulatory developments is contained in the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman and Chief Executive Officer

June 29, 2005

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Manager Overview

Special Shareholder Notice

Effective January 1, 2005, the benchmark for the Salomon Brothers Emerging Markets Income Fund II Inc. changed from the JPMorgan Emerging Markets Bond Index Plus (“EMBI+”)vii to the EMBI Global. In the opinion of the Manager, the EMBI Global will provide a more effective benchmark index for the Fund because of its greater diversity and more accurate reflection of the portfolio strategy with which the Fund is managed.

Market Review

Emerging markets debt returned 19.80% during the 12 months ended May 31, 2005, as represented by the EMBI Global. Improving country fundamentals and strong market technicals offset the downward pressure exerted by increases in the federal funds rate throughout the 12 months and credit contagion from the auto sector during the volatile last few months of the period. Continued progress on political and economic reform in many emerging market countries and the generally positive macro environment supported broad credit quality improvements across emerging markets during the 12 months.

Sovereign debt markets began to recover in June 2004, after a significant sell-off in the two months immediately prior to the start of the period, and proceeded to rally through the end of the year. Positive returns were supported by strong underlying country fundamentals, commodity prices strength (particularly in metals, agriculture and oil) and relatively low U.S. Treasury market volatility.

Emerging debt markets continued to trend positive during the first two months of 2005 despite concerns over the path of U.S. interest rates, risks of higher inflation and new bond issuance weighing on the market. However, indications of potentially more aggressive tightening (50-basis-point increments) from the Fed and increasingly prominent inflation worries led the market down in March, broadly in line with the U.S. Treasury market. Emerging debt markets remained under pressure in early April as spillover from volatile credit markets, with the highly visible troubles in the auto sector, worsened technicals, but markets recovered through the remainder of the period as U.S. Treasury market volatility declined, the U.S. equity market recovered and country fundamentals remained broadly supportive.

Spreads tightened 130 basis pointsviii during the 12-month period ended May 31, 2005, closing at 364 basis points over U.S. Treasuries. Over the period, 12-month return volatility stood at 5.50%, ix substantially below long-term, historical levels of approximately 16%.

Performance Review

For the 12 months ended May 31, 2005, the Salomon Brothers Emerging Markets Income Fund II Inc. returned 5.27%, based on its New York Stock Exchange (“NYSE”) market price and 29.20% based on its net asset value (“NAV”)x per share. In comparison, the Fund’s unmanaged benchmark, the EMBI Global and the Fund’s previous benchmark, the EMBI+, returned 19.80% and 21.15%, respectively, for the same period. The Lipper Emerging Markets Debt Closed-End Funds Category Averagexi was 23.09% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the Fund made distributions to shareholders totaling $1.65 per share. On May 5, 2005, the Fund announced a dividend from ordinary income for the quarter, to be paid in June 2005, of $0.26 per common share, down from the $0.4125 monthly distribution paid in previous

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months. In declaring the new rate, the Fund cited its positive returns over the past three years, which generated substantial gains that, in turn, reduced the investment income available for distributions. This decline in investment income is a function of lower interest rates combined with substantial spread tightening in emerging debt markets. The performance table shows the Fund’s 30-day SEC yield as well as its 12-month total return based on its NAV and market price as of May 31, 2005. Past performance is no guarantee of future results. The Fund’s yields will vary.

FUND PERFORMANCE
AS OF MAY 31, 2005
(unaudited)

		12-Month
	30-Day	Total
Price Per Share	SEC Yield	Return

$ 14.72 (NAV)	6.09%	29.20%

$ 13.57 (Market Price)	6.61%	5.27%

All figures represent past performance and are not a guarantee of future results. The Fund’s yields will vary.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions. The "SEC yield" is a return figure often quoted by bond and other fixed-income mutual funds. This quotation is based on the most recent 30-day (or one-month) period covered by the Fund’s filings with the SEC. The yield figure reflects the income dividends and interest earned during the period after deduction of the Fund’s expenses for the period. These yields are as of May 31, 2005 and are subject to change.

Factors Influencing Fund Performance

Over the 12 months ending May 31, 2005, performance was driven primarily by macroeconomic and market factors, as outlined in the market overview section above. That said, our overweight positions in Ecuador and Brazil and our underweight in Mexico positively contributed to overall performance during the period. The Fund also benefited from our positive security selection during the period, notably in Russia, Venezuela, Colombia and Mexico. Our overweight to Argentina and underweight to Turkey detracted from Fund performance relative to the unmanaged benchmark. The use of leverage positively contributed to the Fund’s performance during the period.

Looking for Additional Information?

The Fund is traded under the symbol “EDF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XEDFX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.citigroupam.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern time, for the Fund’s current NAV, market price, and other information.

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Thank you for your investment in the Salomon Brothers Emerging Markets Income Fund II Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely, James E. Craige Executive Vice President	Sincerely, Peter J. Wilby President

June 20, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Foreign stocks are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. High yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
v	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.
vi	JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are
Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico,
Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.
vii	The JPMorgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.
viii	A basis point is one one-hundredth (1/100 or 0.01) of one percent.
ix	Source: JPMorgan Chase.
x	NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.
xi	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended May 31, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 13 funds in the Fund’s Lipper category, and excluding sales charges.

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Fund at a Glance (unaudited)

Investment Breakdown

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Schedule of Investments
May 31, 2005

Face
Amount†		Security‡	Value

SOVEREIGN BONDS — 94.5%
Argentina — 5.2%
		Republic of Argentina:
450,000	EUR	6.756% due 7/22/03 (a)(b)*	$198,528
1,120,000	DEM	7.875% due 7/29/05 (a)(b)*	235,106
170,000	DEM	11.250% due 4/10/06 (a)(b)*	37,355
210,000	EUR	10.250% due 1/26/07 (a)(b)*	91,404
450,000	EUR	8.000% due 2/26/08 (a)(b)*	190,920
705,000	DEM	9.000% due 11/19/08-9/19/49 (a)(b)*	145,117
280,000	EUR	8.250% due 7/6/10 (a)(b)*	115,579
2,400,000		3.010% due 8/3/12 (a)(c)*	2,142,000
240,000	DEM	10.250% due 2/6/49 (a)(b)*	53,274
3,605,000	DEM	7.000% due 3/18/49 (a)(b)*	772,680
1,275,000	EUR	9.000% due 6/20/49 (a)(b)*	530,785
870,000	EUR	8.500% due 7/1/49 (a)(b)*	360,410
150,000	EUR	9.250% due 10/21/49 (a)(b)*	66,095
265,000	DEM	10.500% due 11/14/49 (a)(b)*	54,573
14,350,000		Discount Bonds, Series L-GL, 4.343% due 3/31/23 (a)(b)*	8,693,230
		Argentina Coupon:
2,500,000	ARS	Series 2701, zero coupon due 4/1/07 (a)(b)(d)*	0
2,500,000	ARS	Series 2780, zero coupon due 4/1/07 (a)(b)(d)*	0
		MTN:
700,000,000	ITL	Series 1, 8.000% due 10/30/09 (a)(b)*	145,541
		Series E:
1,340,000,000	ITL	4.638% due 7/13/05 (a)(b)(c)*	278,790
415,000	EUR	10.000% due 2/22/07 (a)(b)*	179,043
675,000,000	ITL	7.625% due 8/11/07 (a)(b)*	142,611
260,000	EUR	8.500% due 7/30/10 (a)(b)*	106,970
335,000	EUR	8.750% due 2/4/49 (a)(b)*	143,681
195,000,000	ITL	7.000% due 3/18/49 (a)(b)*	42,217
175,000	EUR	9.000% due 5/24/49 (a)(b)*	73,307
165,000	EUR	7.125% due 6/10/49 (a)(b)*	68,170
120,000	EUR	9.250% due 7/20/49 (a)(b)*	49,667
180,000	EUR	8.125% due 10/4/49 (a)(b)*	72,923
12,200,000		Par Bonds, Series L-GP, 6.000% due 3/31/23 (a)(b)*	7,441,390

		Total Argentina	22,431,366

Brazil — 21.6%
		Federative Republic of Brazil:
15,605,000		12.250% due 3/6/30 (e)(f)(g)	20,462,056
37,538,502		C Bonds, 8.000% due 4/15/14 (e)(f)(g)	38,359,657
11,068,378		DCB, 4.313% due 4/15/12 (c)(e)(f)(g)	10,636,019
		FLIRB, Series L:
7,644,923		Bearer, 4.250% due 4/15/09 (c)(e)(f)(g)	7,453,800
17,346,461		Registered, 4.250% due 4/15/09 (c)(e)(f)(g)	16,912,800

		Total Brazil	93,824,332

See Notes to Financial Statements.

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Schedule of Investments (continued)
May 31, 2005

Face
Amount†	Security‡	Value

Bulgaria — 1.0%
3,600,000	Republic of Bulgaria, 8.250% due 1/15/15 (h)	$4,518,000

Chile — 1.6%
	Republic of Chile:
1,325,000	5.500% due 1/15/13	1,402,651
5,450,000	Collective Action Securities, 3.587% due 1/28/08 (c)	5,482,700

	Total Chile	6,885,351

Colombia — 5.1%
	Republic of Colombia:
900,000	11.750% due 2/25/20 (e)(f)(g)	1,158,750
550,000	8.125% due 5/21/24	543,125
17,450,000	10.375% due 1/28/33 (e)(f)(g)	20,285,625

	Total Colombia	21,987,500

Costa Rica — 0.9%
3,500,000	Republic of Costa Rica, 8.050% due 1/31/13	3,736,250

Ecuador — 1.2%
	Republic of Ecuador:
2,500,000	12.000% due 11/15/12 (h)	2,318,750
3,730,000	step bond to yield 8.000% due 8/15/30 (c)(h)	2,944,835

	Total Ecuador	5,263,585

El Salvador — 0.7%
2,975,000	Republic of El Salvador, 8.250% due 4/10/32	3,153,500

Malaysia — 1.9%
7,025,000	Federation of Malaysia, 8.750% due 6/1/09 (e)(f)(g)	8,152,103

Mexico — 16.1%
	United Mexican States:
1,925,000	11.375% due 9/15/16	2,876,912
	MTN:
26,600,000	8.300% due 8/15/31	32,917,500
	Series A:
12,120,000	6.625% due 3/3/15	13,283,520
17,300,000	8.000% due 9/24/22	21,045,450

	Total Mexico	70,123,382

Panama — 4.0%
	Republic of Panama:
2,275,000	7.250% due 3/15/15	2,439,938
4,656,000	9.375% due 1/16/23	5,645,400
6,120,000	8.875% due 9/30/27	7,175,700
1,700,000	9.375% due 4/1/29	2,082,500

	Total Panama	17,343,538

See Notes to Financial Statements.

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Schedule of Investments (continued)
May 31, 2005

Face
Amount†	Security‡	Value

Peru — 4.1%
	Republic of Peru:
8,785,260	FLIRB, 5.000% due 3/7/17 (c)(e)(f)(g)	$8,365,764
10,051,250	PDI, 5.000% due 3/7/17 (c)(e)(f)(g)	9,636,636

	Total Peru	18,002,400

Philippines — 4.6%
	Republic of the Philippines:
15,500,000	8.250% due 1/15/14 (e)(f)(g)	15,848,750
3,625,000	10.625% due 3/16/25 (e)(f)(g)	4,080,300

	Total Philippines	19,929,050

Russia — 13.4%
2,100,000	Aries Vermogensverwaltungs GmbH, Russian Federation, Credit-Linked
	Notes, Series C, 9.600% due 10/25/14 (h)	2,701,125
	Russian Federation:
5,900,000	11.000% due 7/24/18 (h)	8,658,250
42,700,000	5.000% due 3/31/30 (c)(h)	46,967,865

	Total Russia	58,327,240

South Africa — 1.9%
7,400,000	Republic of South Africa, 6.500% due 6/2/14	8,204,750

Turkey — 4.9%
	Republic of Turkey:
1,500,000	11.875% due 1/15/30 (e)(f)(g)	2,088,750
16,325,000	Collective Action Securities, 9.500% due 1/15/14	19,018,625

	Total Turkey	21,107,375

Ukraine — 1.3%
	Republic of Ukraine:
3,700,000	6.365% due 8/5/09 (c)	3,968,250
1,689,409	Senior Notes, 11.000% due 3/15/07 (h)	1,803,444

	Total Ukraine	5,771,694

Uruguay — 0.8%
4,110,750	Republic of Uruguay, Benchmark Bonds, 7.875% due 1/15/33 (e)(f)(g)(i)	3,586,629

Venezuela — 4.2%
	Bolivarian Republic of Venezuela:
13,201,000	8.500% due 10/8/14 (e)(f)(g)	13,300,008
	Collective Action Securities:
350,000	4.150% due 4/20/11 (c)	314,825
3,500,000	10.750% due 9/19/13	3,979,500
850,000	Series A, 6.750% due 3/31/20	852,125

	Total Venezuela	18,446,458

	TOTAL SOVEREIGN BONDS
	(Cost — $388,891,006)	410,794,503

See Notes to Financial Statements.

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Schedule of Investments (continued)
May 31, 2005

Face
Amount†	Security‡	Value

LOAN PARTICIPATION (c)(j) — 0.3%
Morocco — 0.3%
1,263,042	Kingdom of Morocco, Tranche A, 3.803% due 1/2/09 (CS First Boston Corp.)
	(Cost — $1,252,489)	$1,250,412

CORPORATE BONDS & NOTES — 4.9%
Mexico — 4.9%
	Pemex Project Funding Master Trust Bonds:
15,125,000	7.375% due 12/15/14	16,985,375
3,300,000	9.500% due 9/15/27	4,265,250

	TOTAL CORPORATE BONDS & NOTES
	(Cost — $20,385,654)	21,250,625

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
	(Cost — $410,529,149)	433,295,540

SHORT-TERM INVESTMENTS — 0.3%
Repurchase Agreements (e)(f)(g) — 0.3%
648,000	Interest in $597,142,000 joint tri-party repurchase agreement dated 5/31/05
	with Deutsche Bank Securities, Inc., 3.050% due 6/1/05; Proceeds at
	maturity — $648,055; (Fully collateralized by various U.S. government
	agency obligations, 0.000% to 17.048% due 5/23/07 to 5/15/35; Market
	value — $660,960)	648,000
500,000	Interest in $579,182,000 joint tri-party repurchase agreement dated 5/31/05
	with Merrill Lynch & Co., Inc., 3.030% due 6/1/05; Proceeds at maturity —
	$500,042; (Fully collateralized by various U.S. government agency
	obligations, 0.000% to 5.980% due 6/8/05 to 2/12/24; Market value —
	$510,000)	500,000

	TOTAL SHORT-TERM INVESTMENTS
	(Cost — $1,148,000)	1,148,000

	TOTAL INVESTMENTS — 100.0% (Cost — $411,677,149#)	434,443,540

See Notes to Financial Statements.

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Schedule of Investments (continued)
May 31, 2004

*	Non-income producing security.

#	Aggregate cost for Federal income tax purposes is $413,082,282.

†	Face amount denominated in U.S. dollars, unless otherwise indicated.

‡	All securities (except the securities segregated for futures contracts, reverse repurchase agreements and swap contracts) are segregated as collateral pursuant to revolving credit facility.

(a)	Security is currently in default.

(b)	All Argentine bonds were tendered as of February 25, 2005, under a plan of reorganization of Argentina. On June 6, 2005, bonds were exchanged for Republic of Argentina, Discount Bonds, 5.830% due 12/31/33 which are denominated in Argentine peso.

(c)	Variable rate securities. Coupon rates disclosed are those which are in effect at May 31, 2005. Maturity date shown is the date of the next coupon rate reset or actual maturity.

(d)	Security is valued in good faith at fair value by or under the direction of the Board of Directors.

(e)	Security is segregated as collateral pursuant to reverse repurchase agreement.

(f)	Security is segregated as collateral for swap transactions.

(g)	All or a portion of this security is segregated for open futures contracts.

(h)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(i)	Payment-in-kind security for which all or part of the income earned may be paid as additional principle.

(j)	Participation interests were acquired through the financial institutions indicated parenthetically.

Abbreviations used in this schedule:
ARS — Argentine Peso
DCB — Debt Conversion Bond
DEM — German Mark
EUR — Euro
FLIRB — Front-Loaded Interest Reduction Bonds
ITL — Italian Lira
MTN — Medium-Term Note
PDI — Past Due Interest

See Notes to Financial Statements.

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Statement of Assets and Liabilities
May 31, 2005

ASSETS:
Investments, at value (Cost - $411,677,149)	$434,443,540
Cash	196
Receivable for securities sold	12,460,051
Interest receivable	7,415,318
Deposits with brokers for open futures contracts	531,250
Unrealized appreciation on credit default swap contracts	274,560
Prepaid expenses	15,728

Total Assets	455,140,643

LIABILITIES:
Loan payable (Notes 1 and 4)	55,000,000
Payable for open reverse repurchase agreement (Notes 1 and 3)	39,514,167
Interest payable (Notes 3 and 4)	494,161
Management fee payable	311,427
Directors’ fees payable	4,967
Accrued expenses	206,130

Total Liabilities	95,530,852

Total Net Assets	$359,609,791

NET ASSETS:
Par value ($0.001 par value, 100,000,000 shares issued and outstanding 24,432,561
shares authorized)	$24,433
Paid-in capital in excess of par value	330,296,901
Undistributed net investment income	1,052,359
Accumulated net realized gain on investments, futures contracts, credit default swap contracts and
foreign currency transactions	8,105,614
Net unrealized appreciation of investments, futures contracts and credit default swap contracts	20,130,484

Total Net Assets	$359,609,791

Shares Outstanding	24,432,561

Net Asset Value	$14.72

See Notes to Financial Statements.

S A L O M O N     B R O T H E R S     E M E R G I N G     M A R K E T S     I N C O M E     F U N D     I I     I N C .

Statement of Operations
For the Year Ended May 31, 2005

INVESTMENT INCOME:
Interest	$35,661,127
Dividends	873

Total Investment Income	35,662,000

EXPENSES:
Management fee (Note 2)	3,561,177
Interest expense (Notes 3 and 4)	3,499,455
Custody	152,185
Shareholder reports	94,789
Audit and tax	68,182
Directors’ fees	62,161
Legal fees	31,807
Transfer agent fees	25,296
Stock exchange listing fees	16,095
Loan fees	11,828
Insurance	7,978
Miscellaneous expense	3,962

Total Expenses	7,534,915

Net Investment Income	28,127,085

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS,
CREDIT DEFAULT SWAP CONTRACTS, OPTIONS AND FOREIGN CURRENCY
TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	18,412,094
Futures contracts	3,767,213
Credit default swap contracts	184,800
Options	102,000
Foreign currency transactions	(11,617)

Net Realized Gain	22,454,490

Change in Net Unrealized Appreciation/Depreciation From:
Investments	49,879,923
Futures contracts	(15,068,095)
Credit default swap contracts	274,560

Change in Net Unrealized Appreciation/Depreciation	35,086,388

Net Gain on Investments, Futures Contracts, Credit Default Swap Contracts and Foreign
Currency Transactions	57,540,878

Increase in Net Assets From Operations	$85,667,963

See Notes to Financial Statements.

S A L O M O N     B R O T H E R S     E M E R G I N G     M A R K E T S     I N C O M E     F U N D     I I     I N C .

Statements of Changes in Net Assets
For the Years Ended May 31,

	2005	2004

OPERATIONS:
Net investment income	$28,127,085	$30,509,743
Net realized gain	22,454,490	34,385,677
Change in net unrealized appreciation/depreciation	35,086,388	(50,325,694)

Increase in Net Assets From Operations	85,667,963	14,569,726

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(34,339,836)	(25,612,007)
Net realized gains	(5,810,997)	(14,267,894)

Decrease in Net Assets From Distributions to Shareholders	(40,150,833)	(39,879,901)

FUND SHARE TRANSACTIONS:
Net proceeds from shares issued on reinvestment of distributions
(161,947 and 163,699 shares issued, respectively)	2,378,527	2,448,643

Increase in Net Assets From Fund Share Transactions	2,378,527	2,448,643

Increase (Decrease) in Net Assets	47,895,657	(22,861,532)

NET ASSETS:
Beginning of year	311,714,134	334,575,666

End of year*	$359,609,791	$311,714,134

*Includes undistributed net investment income of:	$1,052,359	$5,677,539

See Notes to Financial Statements.

S A L O M O N     B R O T H E R S     E M E R G I N G     M A R K E T S     I N C O M E     F U N D     I I     I N C .

Statement of Cash Flows
For the Year Ended May 31, 2005

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest and dividends received	$34,056,742
Operating expenses paid	(4,080,796)
Net sales of short-term investments	1,217,000
Realized loss on foreign currency transactions	(11,617)
Realized gain on options	102,000
Realized gain on futures contracts	3,767,213
Realized gain on credit default swap contracts	184,800
Net change in unrealized depreciation on futures contracts	(15,068,095)
Purchases of long-term investments	(350,455,863)
Proceeds from disposition of long-term investments	423,935,337
Deposits with brokers for initial margin on futures contracts	(750,000)
Change in payable to broker-variation margin	1,378,906
Interest paid	(3,567,582)

Net Cash Provided By Operating Activities	90,708,045

CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(40,150,833)
Cash paid on loan	(45,000,000)
Repayment of reverse repurchase agreements	(10,860,833)
Proceeds from reinvestment of dividends	2,378,527

Net Cash Flows Used By Financing Activities	(93,633,139)

Net Decrease in Cash	(2,925,094)
Cash, Beginning of year	2,925,290

Cash, End of year	$196

RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH
FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$85,667,963

Accretion of discount on investments	(3,719,082)
Amortization of premium on investments	1,029,815
Deposits with brokers for initial margin on futures contracts	(750,000)
Decrease in investments, at value	14,671,292
Decrease in payable for securities purchased	(3,946,285)
Decrease in interest receivable	1,084,009
Increase in receivable for securities sold	(4,595,110)
Increase in payable to broker-variation margin	1,378,906
Increase in prepaid expenses	(5,865)
Decrease in interest payable	(68,127)
Decrease in accrued expenses	(39,471)

Total Adjustments	5,040,082

Net Cash Flows Provided By Operating Activities	$90,708,045

See Notes to Financial Statements.

S A L O M O N     B R O T H E R S     E M E R G I N G     M A R K E T S     I N C O M E     F U N D     I I     I N C .

Financial Highlights

For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

	2005 (1)	2004 (1)	2003 (1)	2002		2001

Net Asset Value, Beginning of Year	$12.84	$13.88	$11.63	$11.53		$10.84

Income (Loss) From Operations:
Net investment income	1.15	1.26	1.49	1.37	(2)	1.80
Net realized and unrealized gain (loss)	2.37	(0.65)	2.40	0.37	(2)	0.54

Total Income From Operations	3.52	0.61	3.89	1.74		2.34

Less Distributions From:
Net investment income	(1.41)	(1.06)	(1.65)	(1.65)		(1.65)
Net realized gains	(0.24)	(0.59)	—	—		—

Total Distributions	(1.65)	(1.65)	(1.65)	(1.65)		(1.65)

Increase in Net Asset Value Due to Shares
Issued on Reinvestment of Distributions	0.01	—	0.01	0.01		—

Net Asset Value, End of Year	$14.72	$12.84	$13.88	$11.63		$11.53

Market Value, End of Year	$13.57	$14.40	$15.53	$13.88		$12.65

Total Return, Based on Market Value(3)	5.27%	3.38%	28.76%	26.23%		35.06%
Net Assets, End of Year (000s)	$359,610	$311,714	$334,576	$277,219		$271,898
Ratios to Average Net Assets:
Gross expenses	2.22%	1.98%	2.37%	3.06%		4.55%
Gross expenses, excluding interest expense	1.19%	1.21%	1.37%	1.40%		1.37%
Net investment income	8.29%	9.19%	13.59%	13.60	%(2)	15.41%
Portfolio Turnover Rate	75%	169%	237%	233%		225%

Supplemental Data:
Loans Outstanding, End of Year (000s)	$55,000	$100,000	$100,000	$100,000		$100,000
Asset Coverage (000s)	$414,610	$411,714	$434,576	$377,219		$371,898
Asset Coverage for Loan Outstanding	754%	412%	435%	377%		372%
Weighted Average Loan (000s)	$74,192	$100,000	$100,000	$100,000		$100,000
Weighted Average Interest Rate on Loans .	3.34%	2.19%	2.60%	4.40%		8.55%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Effective June 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change for the year ended May 31, 2002, the ratio of net investment income to average net assets would have been 13.65%. In addition, the impact of this change to net investment income and net realized and unrealized gain per share was less than $0.01. Per share information, ratios and supplemental data for the periods prior to June 1, 2001 have not been restated to reflect this change in presentation.

(3)	For the purposes of this calculation, dividends and distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

See Notes to Financial Statements.

S A L O M O N     B R O T H E R S     E M E R G I N G     M A R K E T S     I N C O M E     F U N D     I I     I N C .

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Salomon Brothers Emerging Markets Income Fund II Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (“1940 Act”), as amended. The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation. In pursuit of these objectives, the Fund under normal conditions invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities of government and government related issuers located in emerging market countries (including participations in loans between governments and financial institutions), and of entities organized to restructure the outstanding debt of such issuers, and in debt securities of corporate issuers located in emerging market countries.

The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) INVESTMENT VALUATION. Debt securities are valued at the mean between the bid and asked price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked price as of the close of business of that market. However, when the spread between the bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

S A L O M O N     B R O T H E R S     E M E R G I N G     M A R K E T S     I N C O M E     F U N D     I I     I N C .

Notes to Financial Statements (continued)

(c) REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements in which the Fund sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. Whenever the Fund enters into a reverse repurchase agreement, the Fund’s custodian delivers liquid assets to the counterparty in an amount at least equal to the repurchase price marked-to-market (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings which may create leverage risk by the Fund.

(d) FINANCIAL FUTURES CONTRACTS. The Fund may enter into financial future contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial future contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risk may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) WRITTEN OPTIONS. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the premium originally received is recorded as an addition to sale proceeds. When a written put option is exercised, the amount of the premium originally received is recorded as a reduction to the cost of investments.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) LOAN PARTICIPATIONS. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

S A L O M O N     B R O T H E R S     E M E R G I N G     M A R K E T S     I N C O M E     F U N D     I I     I N C .

Notes to Financial Statements (continued)

The Fund will assume the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(g) CREDIT DEFAULT SWAPS. The Fund enters into credit default swap contracts (“swaps”) for investment purposes, to manage its credit risk or to add leverage. As a seller in a credit default swap contract, the Fund is required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. Such periodic payments are accrued daily and accounted for as realized gain.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Fund functions as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund receives the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer on the referenced debt obligation. In return, the Fund makes periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized loss.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Fund’s Statement of Operations. For a credit default swap sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into Credit Default Swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

(h) CREDIT AND MARKET RISK WITH EMERGING DEBT. The Fund invests in emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

S A L O M O N     B R O T H E R S     E M E R G I N G     M A R K E T S     I N C O M E     F U N D     I I     I N C .

Notes to Financial Statements (continued)

(i) CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(j) SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(k) FOREIGN CURRENCY TRANSLATION. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(l) DISTRIBUTIONS TO SHAREHOLDERS. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) FEDERAL AND OTHER TAXES. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

S A L O M O N     B R O T H E R S     E M E R G I N G     M A R K E T S     I N C O M E     F U N D     I I     I N C .

Notes to Financial Statements (continued)

(n) RECLASSIFICATION. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the year ended May 31, 2005, the following reclassifications have been made:

Undistributed	Accumulated
Net Investment	Net Realized
Income	Gain

$1,587,571(a)	$(1,587,571)

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, the difference between book and tax accrual of income or credit default swaps and differences between book and tax amortization of premium or fixed income Securities.

2. Management and Advisory Agreement Fees and Other Transactions with Affiliates

The Fund entered into an investment advisory and administrative agreement with Salomon Brothers Asset Management Inc. (“SBAM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”). SBAM provides all management, advisory and administration services for the Fund. SBAM has delegated certain administrative services to Smith Barney Fund Management (“SBFM”), another indirect wholly-owned subsidiary of Citigroup and an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM. SBFM is not compensated by the Fund for its services.

The Fund currently pays SBAM a monthly fee at an annual rate of 1.05% of the Fund’s average weekly net assets for its services.

At May 31, 2005, Citigroup Global Markets Inc., another indirect wholly-owned subsidiary of Citigroup, held 52 shares of the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of SBAM and do not receive compensation from the Fund.

3. Investments

During the year ended May 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$346,509,578

Sales	428,530,452

At May 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation	$22,005,659
Gross unrealized depreciation	(644,401)

Net unrealized appreciation	$21,361,258

S A L O M O N     B R O T H E R S     E M E R G I N G     M A R K E T S     I N C O M E     F U N D     I I     I N C .

Notes to Financial Statements (continued)

Transactions in reverse repurchase agreements for the Fund during the year ended May 31, 2005:

Average	Weighted	Maximum
Daily	Average	Amount
Balance	Interest Rate	Outstanding

$67,901,342	1.49%	103,623,333

Interest rates on reverse repurchase agreements ranged from 0.50% to 2.80% during the year ended May 31, 2005. Interest incurred on reverse repurchase agreements totaled $1,019,994.

In addition, at May 31, 2005, the Fund had the following open reverse repurchase agreements outstanding:

Face
Amount	Security	Value

$37,170,000	Reverse Repurchase Agreement with JPMorgan Chase & Co.,
	dated 5/5/05 bearing 2.200% to be repurchased at $37,999,098
	on 5/5/06, collateralized by: $36,942,150 Federative Republic
	of Brazil, C Bond, 8.000% due 4/14/15; Market value
	(including accrued interest) - $38,112,736	$37,170,000
2,344,167	Reverse Repurchase Agreement with JPMorgan Chase & Co.,
	dated 5/23/05 bearing 0.500% to be repurchased at
	$2,356,051 on 5/23/06, collateralized by: $2,500,000
	Republic of Ecuador, 12.000% due 11/12/15;
	Market value (including accrued interest) - $2,332,609	2,344,167

	Total Reverse Repurchase Agreements
	(Cost - $39,514,167)	$39,514,167

At May 31, 2005, the Fund had the following open futures contracts:

	Number of	Expiration			Unrealized
Contracts to Sell:	Contracts	Date	Basis Value	Market Value	Loss

U.S. Treasury
10 Year Note	1,000	5/05	$109,933,283	$112,843,750	$(2,910,467)

At May 31, 2005, the Fund had outstanding the following credit default swap contract:

Swap Counterparty:	Morgan Stanley & Co. International Ltd.
Effective Date:	03/16/05
Reference Entity:	Federative Republic of Brazil, 12.250% due 3/6/30
Notional Amount:	$24,000,000
Termination Date:	03/20/10
Unrealized Appreciation:	$274,560

The Fund receives an annual payment of 3.6000% times the notional amount. Upon a defined event, Fund pays notional amount and takes receipt of a defined deliverable obligation.

At May 31, 2005, the Fund held one loan participation with a total cost of $1,252,489 and a total market value of $1,250,412.

S A L O M O N     B R O T H E R S     E M E R G I N G     M A R K E T S     I N C O M E     F U N D     I I     I N C .

Notes to Financial Statements (continued)

4. Loan

Effective May 13, 2005, the Fund had a $55,000,000 loan available pursuant to a revolving credit and security agreement, of which the Fund had $55,000,000 outstanding with CXC, LLC (the “Lender’’), an affiliate of Citigroup, a commercial paper conduit issuer for which Citicorp North America, Inc., an affiliate of the Adviser acts as administrative agent. Prior to May 13, 2005 the Fund had a $110,000,000 loan available pursuant to a revolving credit and security agreement, of which the Fund had $100,000,000 outstanding with CXC, LLC. The loan generally bear interest at a variable rate based on the weighted average interest rates of the commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the year ended May 31, 2005, the Fund incurred interest on this loan in the amount of $2,479,461.

5. Dividends Subsequent to May 31, 2005

On May 4, 2005, the Board of Directors of the Fund declared a dividend distribution in the amount of $0.26 per share payable on June 24, 2005 to shareholders of record on June 14, 2005.

6. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended May 31 were as follows:

	2005	2004

Ordinary Income	$40,150,833	$39,879,901

As of May 31, 2005, the components of accumulated earnings on a tax basis were as follows:
Undistributed ordinary income		$6,261,689
Undistributed long-term capital gains		1,390,948

Total undistributed earnings		7,652,637

Other book/tax temporary differences(a)		2,910,469
Unrealized appreciation/(depreciation)(b)		18,725,351

Total accumulated earnings		$29,288,457

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts and differences in the book/tax treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book & tax amortization methods for premiums on fixed income securites and book/tax difference in the treatment of passive foreign investment companies.

7. Change in Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP has resigned as the independent registered public accounting firm for the Fund effective upon completion of the audit for the Fund’s 2005 fiscal year. The Fund’s Audit

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Notes to Financial Statements (continued)

Committee has approved the engagement of KPMG LLP as the Fund’s new independent registered public accounting firm for the fiscal year ending May 31, 2006. A majority of the Fund’s Board of Directors, including a majority of the independent Directors, approved the appointment of KPMG LLP, subject to the right, of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

The reports of PricewaterhouseCoopers LLP on the Fund’s financial statements for each of the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with PricewaterhouseCoopers LLP during the Fund’s two most recent fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

8. Additional Information

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) (each an affiliate of the manager) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the CAM-managed funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to rrecommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternative existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and orderred them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million,

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Notes to Financial Statements (continued)

including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by the board of the CAM-managed fund. CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distribution will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund.

The Fund did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

Note 9. Subsequent Event

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, SBAM (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Manager. Therefore, the Fund’s Board of Directors will be asked to approve a new investment management contract between the Fund and the Manager. If approved by the Board, the new investment management contract will be presented to the shareholders of the Fund for their approval.

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Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Salomon Brothers Emerging Markets Income Fund II Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Emerging Markets Income Fund II Inc. (“Fund”) at May 31, 2005, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York 10036
July 21, 2005

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Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Salomon Brothers Emerging Markets Income Fund II Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Number of
Portfolios in
Fund Complex
		Term of	Principal	Overseen by	Other
	Position(s)	Office(1) and	Occupation(s)	Director	Board
	Held with	Length of	During Past	(including	Memberships
Name, Address and Birth Year	Fund(1)	Time Served	Five Years	the Fund)	Held by Director

Non-Interested Directors:

Carol L. Colman	Director and	Since	President,	37	None
Colman Consulting Co.	Member of the	2003	Colman
278 Hawley Road	Nominating and		Consulting Co.
North Salem, NY 10560	Audit Committees,
Birth Year: 1946	Class III

Daniel P. Cronin	Director and	Since	Formerly Associate	34	None
24 Woodlawn Avenue	Member of the	2003	General Counsel,
New Rochelle, NY 10504	Nominating and		Pfizer Inc.
Birth Year: 1946	Audit Committees,
Class III

Leslie H. Gelb	Director and	Since	President, Emeritus and 34		Director of
150 East 69th Street	Member of	1994	Senior Board Fellow,		two registered
New York, NY 10021	the Nominating		The Council on Foreign		investment
Birth Year: 1937	and Audit		Relations; Formerly,		companies
	Committees,		Columnist, Deputy		advised by
	Class I		Editorial Page Editor and		Advantage
			Editor, Op-Ed Page,		Advisers, Inc.
			The New York Times		(“Advantage”)

William R. Hutchinson	Director and	Since	President, W.R.	44	Director,
535 N. Michigan Avenue	Member of	2003	Hutchinson & Associates		Associated
Suite 1012	Nominating		Inc.; Formerly Group Vice		Banc-Corp.
Chicago, IL 60611	and Audit		President, Mergers and
Birth Year: 1942	Committees,		Acquisitions, BP Amoco
	Class III		p.l.c.

Riordan Roett	Director and	Since	Professor and Director,	34	None
The Johns Hopkins University	Member of	1995	Latin America Studies
1740 Massachusetts Ave., NW	the Nominating		Program, Paul H. Nitze
Washington, DC 20036	and Audit		School of Advanced
Birth Year: 1938	Committees,		International Studies,
	Class I		The Johns Hopkins
University

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Additional Information (unaudited) (continued)

Number of
Portfolios in
Fund Complex
		Term of	Principal	Overseen by	Other
	Position(s)	Office(1) and	Occupation(s)	Director	Board
	Held with	Length of	During Past	(including	Memberships
Name, Address and Birth Year	Fund(1)	Time Served	Five Years	the Fund)	Held by Director

Jeswald W. Salacuse	Director and	Since	Henry J. Braker	34	Director of two
Tufts University	Member of	1994	Professor of		registered
The Fletcher School of	the Nominating		Commercial Law and		investment
Law & Diplomacy	and Audit		formerly Dean, The		companies
160 Packard Avenue	Committees,		Fletcher School of		advised by
Medford, MA 02155	Class II		Law & Diplomacy,		Advantage
Birth Year: 1938			Tufts University

Interested Director:

R. Jay Gerken, CFA(2)	Director,	Since	Managing Director	220	None
Citigroup Asset	Chairman	2002	of Citigroup Global
Management (“CAM”)	and Chief		Markets Inc. (“CGM”);
399 Park Avenue, Mezzanine	Executive Officer,		Chairman, President,
New York, NY 10022	Class II		Chief Executive Officer
Birth Year: 1951			and Director of
Smith Barney Fund
Management LLC
(“SBFM”), Travelers
Investment Adviser, Inc.
(“TIA”) and Citi Fund
Management Inc.
(“CFM”); President and
Chief Executive Officer
of certain mutual funds
associated with Citigroup
Inc. (“Citigroup”);
Formerly Portfolio
Manager of Smith Barney
Allocation Series Inc. (from
1996 to 2001) and Smith
Barney Growth and
Income Fund (from 1996
to 2000)

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Additional Information (unaudited) (continued)

Number of
Portfolios in
Fund Complex
		Term of	Principal	Overseen by	Other
	Position(s)	Office(1) and	Occupation(s)	Director	Board
	Held with	Length of	During Past	(including	Memberships
Name, Address and Birth Year	Fund(1)	Time Served	Five Years	the Fund)	Held by Director

Officers:

Peter J. Wilby, CFA	President	Since	Managing Director	N/A	N/A
CAM		1994	of CGM and Salomon
399 Park Avenue, 4th Floor			Brothers Asset
New York, NY 10022			Management Inc
Birth Year: 1958			(“SBAM”) (since
January 1996)

Andrew B. Shoup	Senior Vice	Since	Director of CAM;	N/A	N/A
CAM	President and	2003	Senior Vice President
125 Broad Street, 11th Floor	Chief		and Chief Administrative
New York, NY 10004	Administrative		Officer of mutual funds
Birth Year: 1956	Officer		associated with Citigroup;
Treasurer of certain
mutual funds associated
with Citigroup; Head of
International Funds
Administration of CAM
(from 2001 to 2003);
Director of Global Funds
Administration of CAM
(from 2000 to 2001); Head
of U.S. Citibank Funds
Administration of CAM
(from 1998 to 2000)

Frances M. Guggino	Chief Financial	Since	Director of CGM;	N/A	N/A
CAM	Officer and	2004	Chief Financial Officer
125 Broad Street, 10th Floor	Treasurer		and Treasurer of
New York, NY 10004			certain mutual funds
Birth Year: 1957	Controller	2002-	associated with Citigroup;
		2004	Controller of certain
mutual funds associated
with Citigroup (from
1999 to 2004)

James E. Craige, CFA	Executive Vice	Since	Managing Director of	N/A	N/A
CAM	President	1999	CGM and SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Birth Year: 1967

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Additional Information (unaudited) (continued)

Number of
Portfolios in
Fund Complex
		Term of	Principal	Overseen by	Other
	Position(s)	Office(1) and	Occupation(s)	Director	Board
	Held with	Length of	During Past	(including	Memberships
Name, Address and Birth Year	Fund(1)	Time Served	Five Years	the Fund)	Held by Director

Thomas K. Flanagan, CFA	Executive Vice	Since	Managing Director	N/A	N/A
CAM	President	1994	of CGM and SBAM
399 Park Avenue, 4th Floor			(since December 1998);
New York, NY 10022			Prior to December
Birth Year: 1953			1998, Director of
CGM and SBAM

Andrew Beagley	Chief	Since	Director of CGM (since	N/A	N/A
CAM	Compliance	2004	2000); Director of
399 Park Avenue	Officer		Compliance, North
4th Floor			America, CAM (since
New York, NY 10022			2000); Chief Anti-Money
Birth Year: 1962			Laundering Compliance
Officer, Chief Compliance
Officer of certain mutual
funds associated with
Citigroup; Director of
Compliance, Europe, the
Middle East and Africa.
CAM (from 1999 to 2000);
Chief Compliance Officer
SBFM, CFM, TIA

Wendy S. Setnicka	Controller	Since	Vice President of CAM	N/A	N/A
CAM		2004	(since 2003); Controller
125 Broad Street, 10th Floor			of certain mutual funds
New York, NY 10004			associated with Citigroup;
Birth Year: 1964			Assistant Controller of
CAM (from 2002 to
2004); Accounting
Manager of CAM (from
1998 to 2002)

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Additional Information (unaudited) (continued)

Number of
Portfolios in
Fund Complex
		Term of	Principal	Overseen by	Other
	Position(s)	Office(1) and	Occupation(s)	Director	Board
	Held with	Length of	During Past	(including	Memberships
Name, Address and Birth Year	Fund(1)	Time Served	Five Years	the Fund)	Held by Director

Robert I. Frenkel	Secretary and	Since	Managing Director and	N/A	N/A
CAM	Chief Legal	2003	General Counsel of
300 First Stamford Place	Officer		Global Mutual Funds
4th Floor			for CAM and its
Stamford, CT 06902			predecessor (since
Birth Year: 1954			1994); Secretary of CFM
(from 2001 to 2004);
Secretary and Chief Legal
Officer of mutual funds
associated with Citigroup

(1)	The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2004, year 2005 and year 2006, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

(2)	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

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Annual Chief Executive Officer and Chief Financial Officer Certification (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and, the Fund also has included the Certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

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Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Each shareholder holding shares of common stock (“Shares”) of the Salomon Brothers Emerging Markets Income Fund II Inc., will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the dividend or distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the dividend or distribution payment date and (ii) the Trading Day prior to the “ex-dividend” date next succeeding the dividend or distribution payment date.

If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to

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Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan (unaudited) (continued)

terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in non-certificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

S A L O M O N     B R O T H E R S     E M E R G I N G     M A R K E T S     I N C O M E     F U N D     I I     I N C .

Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan (unaudited) (continued)

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent’s service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all dividends and

S A L O M O N     B R O T H E R S     E M E R G I N G     M A R K E T S     I N C O M E     F U N D     I I     I N C .

Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan (unaudited) (continued)

distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

Additional Shareholder Information (unaudited)

This report is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market pries from time to time shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

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Directors

CA R O L  L.  CO L M A N

D A N I E L  P. C R O N I N

L E S L I E   H.  G E L B

R.  J AY  G E R K E N ,  CFA

W I L L I A M  R.  H U T C H I N S O N

R I O R D A N  R O E T T

J E S WA L D  W.  S A L A C U S E

Officers

R.  J AY  G E R K E N ,  CFA
          Chairman and Chief Executive Officer

P E T E R  J.  W I L B Y,  CFA
          President

A N D R E W  B. S H O U P
          Senior Vice President and
          Chief Administrative Officer

F R A N C E S  M.  G U G G I N O
          Chief Financial Officer and Treasurer

J A M E S  E.  C R A I G E ,  CFA
          Executive Vice President

T H O M A S  K.  F L A N A G A N ,  CFA
          Executive Vice President

A N D R E W  B E A G L E Y
          Chief Compliance Officer

W E N D Y  S.  S E T N I C K A
          Controller

RO B E R T  I.  FR E N K E L
          Secretary and Chief Legal Officer
Salomon Brothers Emerging Markets

Income Fund II Inc.

125 Broad Street
10th Floor, MF-2
New York, New York 10004
Telephone 1-888-777-0102

I N V E S T M E N T M A N A G E R A N D A D M I N I S T R AT O R
Salomon Brothers Asset Management Inc
399 Park Avenue
New York, New York 10022

C U S T O D I A N
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

T R A N S F E R A G E N T
American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

I N D E P E N D E N T R E G I S T E R E D P U B L I C
A C C O U N T I N G F I R M
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, New York 10017

L E G A L C O U N S E L
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017-3909

N E W Y O R K S T O C K E X C H A N G E S Y M B O L
EDF

American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

EDFANN 05/05
05-8782

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2004 and May 31, 2005 (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $53,000 in 2004 and $53,000 in 2005.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $8,500 in 2004 and $8,500 in 2005. These services consisted of the agreed upon procedures preformed in connection with the revolving credit facility of Salomon Brothers Emerging Markets Income Fund II Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers Emerging Markets Income Fund II Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $6,200 in 2004 and $6,200 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed for all other non-audit services rendered by the Auditor to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers Emerging Markets Income Fund II Inc., requiring pre-approval by the Audit Committee for the period May 6, 2003 through May 31, 2004 and for the year ended May 31, 2005, which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 pf an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region were $0.0 and $1.3 million, respectively, all of which were pre-approved by the Audit Committee.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Salomon Brothers Emerging Markets Income Fund II Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-

audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Salomon Brothers Emerging Markets Income Fund II Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Salomon Brothers Emerging Markets Income Fund II Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Emerging Markets Income Fund II Inc. during the reporting period were $6.4 million and $2.7 million for the years ended May 31, 2004 and May 31, 2005, respectively.

(h) Yes. The Salomon Brothers Emerging Markets Income Fund II Inc.‘s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Auditor to the Salomon Brothers Emerging Markets Income Fund II Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the

Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

	(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

	(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.		EXHIBITS.

	(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

	(b)	Attached hereto.

	Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Emerging Markets Income Fund II Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers Emerging Markets Income Fund II Inc.

Date:	August 4, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers Emerging Markets Income Fund II Inc.

Date:	August 4, 2005

By:	/s/ (Frances M. Guggino)
(Frances M. Guggino)
Chief Administrative Officer of
Salomon Brothers Emerging Markets Income Fund II Inc.

Date:	August 4, 2005